UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2014

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 27, 2014, Alere Inc. (“Alere”) and Alere Health, LLC, a wholly owned subsidiary of Alere (“Alere Health”), entered into a membership interest purchase agreement (the “Purchase Agreement”) with Optum, pursuant to which Alere agreed to sell Alere Health and its subsidiaries, which together comprise Alere’s condition management, case management, wellbeing, wellness, and women’s and children’s health businesses (collectively, the “Health Management Business”), to Optum for a purchase price of $600.0 million. The purchase price is subject to a post-closing adjustment based on the amount of Alere Health’s working capital and other liabilities as of the closing date. Alere intends to use the net proceeds of the sale to repay outstanding term loans under its senior secured credit facility.

The closing of the sale is subject to the satisfaction of a number of conditions, including the expiration of any waiting periods imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the receipt of the consent of the required lenders under Alere’s senior secured credit facility and the absence of any material adverse change in the Health Management Business. The closing of the sale is currently expected to occur during the fourth quarter of 2014. If for any reason the closing of the sale is not completed by April 27, 2015, or upon the happening of certain other events such as the entry of a final and non-appealable court order prohibiting consummation of the transaction, either Alere or Optum may have the right to terminate the agreement. The deadline for the completion of the closing of the sale will be extended to July 27, 2015 if the only condition that has not been satisfied as of April 27, 2015 is the expiration of all waiting periods under the HSR Act or other applicable antitrust laws.

Pursuant to the Purchase Agreement, Alere and its affiliates have agreed for a period of five years following the closing of the sale, subject to certain exceptions, not to compete with Optum and Alere Health within the United States of America in any aspect of the Health Management Business as currently conducted and after giving effect to the completion of the sale.

Alere and Alere Health made customary representations, warranties and covenants in the Purchase Agreement. Alere’s and Alere Health’s covenants include, among other things, covenants regarding the operation of the Health Management Business prior to the closing of the sale.

In addition, Alere agreed to indemnify Optum for certain breaches of representations, warranties, covenants and other matters. At the closing of the sale, Alere expects to enter into a transitional services agreement and a transitional license agreement with Optum relating to certain transitional matters.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Purchase Agreement has been attached hereto pursuant to applicable rules and regulations of the Securities and Exchange Commission (“SEC”) in order to provide investors and stockholders with information regarding its terms. However, it is not intended to provide any other factual information about Alere, Alere Health, Optum, their respective subsidiaries and affiliates or any other person. In particular, the representations, warranties and covenants contained in the Purchase Agreement have been made only for the purpose of assigning rights and obligations under the Purchase Agreement and, as such, are intended solely for the benefit of the parties to the Purchase Agreement. In many cases, these representations, warranties and covenants are made as of specific dates, subject to limitations agreed upon by the parties and qualified by certain disclosures exchanged by the parties in connection with the execution of the Purchase Agreement. Furthermore, many of the representations and warranties in the Purchase Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about Alere, Alere Health, Optum, their respective subsidiaries and affiliates or any other person. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Further, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and these changes may not be fully reflected in Alere’s public disclosures.

AS A RESULT OF THE FOREGOING, INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED NOT TO RELY ON THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE PURCHASE AGREEMENT, OR ON ANY DESCRIPTIONS THEREOF, AS ACCURATE CHARACTERIZATIONS OF THE STATE OF FACTS OR CONDITION OF ALERE, ALERE HEALTH, OPTUM, THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES OR ANY OTHER PERSON.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements.” These statements relate to a variety of matters, including but not limited to: the timing and anticipated closing of the proposed sale of the Health Management Business; Alere’s intended use of the proceeds of the proposed sale of the Health Management Business; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Alere and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date they are made, and Alere does not undertake any obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as required by law.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: potential adverse reactions or changes to business relationships resulting from the announcement of the proposed sale of the Health Management Business; unexpected costs, charges or expenses resulting from the proposed sale of the Health Management Business; risks relating to the consummation of the proposed sale of the Health Management Business, including the risk that the closing conditions to the sale will not be satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; potential adverse changes in general economic and/or industry-specific conditions; and potential litigation or adverse judgments relating to the proposed sale of the Health Management Business.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement dated October 27, 2014, by and among Alere Inc., Alere Health, LLC and OptumHealth Care Solutions, Inc.

*	Schedules to this Exhibit have been omitted in reliance on Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: October 28, 2014	By:	/s/ Jay McNamara
	Name:	Jay McNamara
	Title:	Senior Counsel – Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement dated October 27, 2014, by and among Alere Inc., Alere Health, LLC and OptumHealth Care Solutions, Inc.

*	Schedules to this Exhibit have been omitted in reliance on Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.